UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 21, 2009

                                    DVL, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                     1-8356                    13-2892858
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(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)

70 East 55th Street, 7th Floor, New York, NY                       10022
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  (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code (212) 350-9900


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01  Entry into a Material Definitive Agreement

      On January 21, 2009, DVL Kearny Holdings, LLC ("DVL Holdings"), a wholly-owned subsidiary of DVL, Inc. (the "Company"), entered into a Mortgage, Security Agreement and Assignment of Leases and Rents (the "Agreement") with Signature Bank ("Signature Bank"), a New York banking corporation in connection with the loan by Signature Bank to the Company of an aggregate amount of up to $6,450,000 (the "Principal Amount") pursuant to certain mortgage notes in the amount of $4,250,000 (the "First Note") and $2,200,000 (the "Second Note" and collectively with the First Note, the "Notes"). DVL Holdings borrowed $4,250,000 pursuant to the First Note and such funds were used to repay the outstanding borrowings under the Construction Loan Agreement (as defined below). Borrowings under the Second Note will be advanced by Signature Bank in the future upon the satisfaction of certain conditions specified in such Note and such funds will be used in accordance with the terms of the Agreement and Second Note. The principal amount to be borrowed under the Second Note must be repaid to Signature Bank in the event such funds are not used as provided in the Agreement and the Second Note. The principal amount outstanding under the Notes bear interest at an annual rate equal to the greater of (i) six percent or (ii) one percent plus the prime rate of interest designated by Signature Bank as its prime rate. Interest is payable on a monthly basis. All outstanding principal together with accrued and unpaid interest is due on January 21, 2011 (the "Maturity Date") with the option of DVL Holdings to extend the Maturity Date to January 21, 2012 if certain terms and conditions are met as specified in the Notes. The principal amounts of the Notes may be prepaid without penalty.

      Pursuant to the Agreement, DVL Holdings has granted to Signature Bank a mortgage and security interest in the property currently owned by DVL Holdings comprising a portion of the Passaic River Development area designated for redevelopment by the Town of Kearny, New Jersey (the "Land") pursuant to the Redeveloper Agreement and any additional property acquired by DVL Holdings that becomes subject to the lien of the mortgage under the Agreement including certain other property as specified in the Agreement (together with the Land, the "Property") and an assignment of the leases and rents with respect to the Property. In addition, all obligations under the Notes and the Agreement are guaranteed by the Company pursuant to a guaranty dated January 21, 2009 from the Company in favor of Signature Bank.

      Pursuant to the terms of the Redeveloper Agreement (the "Original Redeveloper Agreement") entered into by DVL Holdings and the Company with the Town of Kearny, Hudson County, New Jersey (the "Town of Kearny") recorded in the office of the Hudson County Clerk on July 30, 2008 and as amended by the Amendment to the Redeveloper Agreement (the "Amendment" together with the Original Redeveloper Agreement, the "Redeveloper Agreement") dated as of December 11, 2008, the Property is to be redeveloped by DVL Holdings under the Redeveloper Agreement. The use of the Property is subject to the terms of the Redeveloper Agreement and the assignment and assumption of the Redeveloper Agreement to or by Signature Bank in the event of exercising their remedies upon the occurrence of an event of default under the Agreement and the Notes is subject to the terms and provisions of the Redeveloper Agreement. In connection with the purchase of certain additional property comprising part of the Property, the mortgage pursuant to the Agreement will also cover such property.

      The Agreement and the Notes contain customary terms and provisions, including default provisions. In addition to the customary default provisions, it is an event of default under the Notes (i) if a default has occurred and continues beyond applicable notice and cure periods under the Redeveloper Agreement, (ii) generally, if DVL Holdings fails to acquire certain additional property in connection with the redevelopment and the principal amount borrowed under the Second Note is not repaid to Signature Bank, (iii) if the Redeveloper Agreement is amended without the prior written consent of Signature Bank, or
(iv) if a certain lease (as specified in the Agreement) of a portion of the redeveloped property is terminated or has not been modified or replaced with a new tenant in accordance with the terms of the Agreement, unless DVL Holdings and the Company deliver additional cash collateral or pay down the First Note in accordance with the Agreement.

      In order to undertake and complete the redevelopment of the Property, DVL Holdings and the Company will need to obtain additional construction financing and, given current economic conditions, there can be no assurance that such additional financing will be obtained on acceptable terms or at all.

Item 1.02  Termination of a Material Definitive Agreement

      The proceeds of the First Note were used to repay all outstanding borrowings and obligations of DVL Holdings and the Company under the Construction Loan Agreement (the "Construction Loan Agreement") dated August 2007, between the Company, DVL Holdings, CapMark Bank ("Capmark"), Urban Development Fund II, LLC ("Urban Fund") and Paramount Community Development Fund ("Paramount") (the "Loans") and Amendment No. 2 ("Amendment No. 2") dated September 8, 2008 between DVL Holdings, Capmark, Urban Fund and Paramount. The Construction Loan Agreement terminated on January 21, 2009. The Construction Loan Agreement provided for loans of up to an aggregate principal amount of up to $30.2 million to finance construction, acquisition and other costs associated with the Property. The Loans matured in phases, and the Predevelopment Loan Phase (as defined in the Construction Loan Agreement) originally matured on March 1, 2010 with the Loans accruing interest at 2.50% over the 30 day Libor rate payable monthly.

      Under the terms of that Construction Loan Agreement, the Company was required to begin construction by June 2008, which date was subsequently extended to August 1, 2008. Because of delays, construction did not begin by such date and therefore DVL Holdings had entered into Amendment No. 2. Pursuant to Amendment No. 2, the Lender has extended the term of the Predevelopment Loan Phase (as defined in the Construction Loan Agreement) for an additional six months ending February 1, 2009 on the condition that the Lender shall have no further obligation to make any loan advances. In addition, the maturity date for payment of the outstanding principal balance of the loan was accelerated effective as of August 1, 2008 making the entire outstanding principal balance of $4,495,284 (and any accrued and unpaid interest thereon) due and payable on February 1, 2009, the expiration of the Predevelopment Loan Phase.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      The information contained in Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

      None

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DVL, INC.


                                              By:    /s/ Henry Swain
                                                     ---------------------------
                                              Name:  Henry Swain
                                              Title: Executive Vice President
                                                     and Chief Financial Officer

Date: January 27, 2009